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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2004, in Amendment No. 4 to Registration Statement on Form SB-2/A (No. 333-71076) and related Prospectus of Optical Sensors Incorporated for the registration of 2,356,556 shares of its common stock.


                                        /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 7, 2004